UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2015 (May 28, 2015)

Wayne Savings Bancshares, Inc.
(Exact name of registrant specified in its charter)
Delaware	000-23433	311557791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 North Market Street Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		(330) 264-5767
	not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

The slide presentation included as an exhibit to this Form 8-K Current Report was used at the 2015 Annual Meeting of Stockholders. The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01(d)	Exhibits

99.1	Presentation to 2015 Annual Meeting of Stockholders

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayne Savings Bancshares, Inc.

Date: May 29, 2015	/s/ H. Stewart Fitz Gibbon III
H. Stewart Fitz Gibbon III
President and Chief Executive Officer